                                                                  EXHIBIT (e)(5)

      SERVICE REQUEST

AIG INCOME ADVANTAGE VUL(SM)
AMERICAN GENERAL LIFE

AIG Income Advantage VUL(SM) - Fixed Option               MFS Variable Insurance Trust
  . Division 301 - AGL Declared Fixed Interest Account      . Division 722/770-G - MFS VIT New Discovery
                                                            . Division 723/771-G - MFS VIT Research
AIG Income Advantage VUL(SM) - Variable Divisions
                                                          Neuberger Berman Advisers Management Trust
AIM Variable Insurance Funds                                . Division 724/772-G - AMT Socially Responsive
  . Division 700/748-G - AIM V.I. International Growth      . Division 725/773-G - AMT Mid-Cap Growth
  . Division 701/749-G - AIM V.I. Global Real Estate
                                                          Oppenheimer Variable Account Funds
The Alger American Fund                                     . Division 726/774-G - Oppenheimer Balanced
  . Division 702/750-G - Alger American Leveraged AllCap    . Division 727/775-G - Oppenheimer Global Securities
  . Division 703/751-G - Alger American MidCap Growth
                                                          PIMCO Variable Insurance Trust
American Century Variable Portfolios, Inc.                  . Division 728/776-G - PIMCO VIT
  . Division 704/752-G - VP Value                                                  CommodityRealReturnStrategy

Credit Suisse Trust                                         . Division 729/777-G - PIMCO VIT Real Return
  . Division 705/753-G - Small Cap Core I                   . Division 730/778-G - PIMCO VIT Short-Term
                                                            . Division 731/779-G - PIMCO VIT Total Return
Dreyfus Variable Investment Fund                            . Division 732/780-G - PIMCO VIT Global Bond
  . Division 706/754-G - Dreyfus VIF International Value
                                                          Pioneer Variable Contracts Trust

Fidelity Variable Insurance Products                        . Division 733/781-G - Pioneer Mid Cap Value VCT
  . Division 707/755-G - VIP Asset Manager                    Putnam Variable Trust
  . Division 708/756-G - VIP Contrafund                     . Division 734/782-G - Putnam VT Diversified Income
  . Division 709/757-G - VIP Equity-Income                  . Division 735/783-G - Putnam VT Small Cap Value
  . Division 710/758-G - VIP Freedom 2020
  . Division 711/759-G - VIP Freedom 2025                 SunAmerica Series Trust
  . Division 712/760-G - VIP Freedom 2030                   . Division 736/784-G - ST Aggressive Growth
  . Division 713/761-G - VIP Growth                         . Division 737/785-G - ST Balanced
  . Division 714/762-G - VIP Mid Cap
                                                          VALIC COMPANY I
Franklin Templeton Variable Insurance Products Trust        . Division 738/786-G - International Equities
  . Division 715/763-G - VIP Franklin Small Cap             . Division 739/787-G - Mid Cap Index
                         Value Securities                   . Division 740/788-G - Money Market I
  . Division 716/764-G - VIP Mutual Shares Securities       . Division 741/789-G - Nasdaq-100(R) Index
                                                            . Division 742/790-G - Science and Technology
Janus Aspen Series                                          . Division 743/791-G - Small Cap Index
  . Division 717/765-G - Forty                              . Division 744/792-G - Stock Index
  . Division 718/766-G - International Growth
  . Division 719/767-G - Mid Cap Growth                   Van Kampen Life Investment Trust
                                                            . Division 745/793-G - Van Kampen LIT Growth
JP Morgan Asset Management                                                         and Income
  . Division 720/768-G - JP Morgan Insurance Trust
                         Government Bond                  Vanguard Variable Insurance Fund
  . Division 721/769-G - JP Morgan Series Trust II          . Division 746/794-G - Vanguard High Yield Bond
                         International Equity               . Division 747/795-G - Vanguard REIT Index


AGLC102769                                                               Rev0907

[LOGO] AIG American General                                                                                  Variable Universal Life
                                                                                                           Insurance Service Request

                                                                                                Complete and return this request to:
                                                                                                  Variable Universal Life Operations
American General Life Insurance Company ("AGL")                                                PO Box 4880 . Houston, TX. 77210-4880
A member company of American International Group Inc.  (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5258 . Fax: (713) 620-6653

------------------------------------------------------------------------------------------------------------------------------------

[ ] POLICY                  1. POLICY #: _________________________________________ INSURED: _______________________________________
    IDENTIFICATION
                               ADDRESS: ____________________________________________________________________  New Address (yes) (no)
COMPLETE THIS SECTION FOR
ALL REQUESTS.                  Primary Owner (If other than an insured): _______________________________________

                               Address: _____________________________________________________________________ New Address (yes) (no)

                               Primary Owner's S.S. No. or Tax I.D. No. _____________  Phone Number: (    ) ___________-____________

                               Joint Owner (If applicable): _________________________________________________

                               Address: _____________________________________________________________________ New Address (yes) (no)

------------------------------------------------------------------------------------------------------------------------------------

[ ] NAME CHANGE             2. Change Name Of: (Circle One)   Insured   Owner   Payor   Beneficiary

Complete this section if       Change Name From: (First, Middle, Last)             Change Name To: (First, Middle, Last)
the name of one of the
Insured, Owner, Payor or       _________________________________________________   _________________________________________________
Beneficiary has changed.
(Please note, this does        Reason for Change: (Circle One)  Marriage  Divorce  Correction  Other (Attach copy of legal proof)
not change the Insured,
Owner, Payor or
Beneficiary designation).

------------------------------------------------------------------------------------------------------------------------------------

[ ] CHANGE IN
    ALLOCATION              3. INVESTMENT DIVISION                                       PREM %  DED %
    PERCENTAGES
                            (301) AGL Declared Fixed Interest Account                    ______ ______
Use this section to
indicate how premiums or    AIM Variable Insurance Funds
monthly deductions are to   (700/748-G) AIM V.I. International Growth*                   ______ ______
be allocated. Total         (701/749-G) AIM V.I. Global Real Estate*                     ______ ______
allocation in each column
must equal 100%; whole      The Alger American Fund
numbers only.               (702/750-G) Alger American Leveraged AllCap                  ______ ______
                            (703/751-G) Alger American MidCap Growth                     ______ ______

                            American Century Variable Portfolios, Inc.
                            (704/752-G) VP Value                                         ______ ______

                            Credit Suisse Trust
                            (705/753-G) Small Cap Core I*                                ______ ______

                            Dreyfus Variable Investment Fund
                            (706/754-G) Dreyfus VIF International Value*                 ______ ______

                            Fidelity Variable Insurance Products
                            (707/755-G) VIP Asset Manager                                ______ ______
                            (708/756-G) VIP Contrafund                                   ______ ______
                            (709/757-G) VIP Equity-Income                                ______ ______
                            (710/758-G) VIP Freedom 2020                                 ______ ______
                            (711/759-G) VIP Freedom 2025                                 ______ ______
                            (712/760-G) VIP Freedom 2030                                 ______ ______
                            (713/761-G) VIP Growth                                       ______ ______
                            (714/762-G) VIP Mid Cap                                      ______ ______

                            Franklin Templeton Variable Insurance Products Trust
                            (715/763-G) VIP Franklin Small Cap Value Securities*         ______ ______
                            (716/764-G) VIP Mutual Shares Securities                     ______ ______

                            Janus Aspen Series
                            (717/765-G) Forty                                            ______ ______
                            (718/766-G) International Growth*                            ______ ______
                            (719/767-G) Mid Cap Growth                                   ______ ______

                            JP Morgan Asset Management
                            (720/768-G) JP Morgan Insurance Trust Government Bond        ______ ______

                            (721/769-G) JP Morgan Series Trust II International Equity*  ______ ______

                            MFS Variable Insurance Trust
                            (722/770-G) MFS VIT New Discovery                            ______ ______
                            (723/771-G) MFS VIT Research                                 ______ ______

                            Neuberger Berman Advisers Management Trust
                            (724/772-G) AMT Socially Responsive                          ______ ______
                            (725/773-G) AMT Mid-Cap Growth                               ______ ______

                            Oppenheimer Variable Account Funds
                            (726/774-G) Oppenheimer Balanced                             ______ ______
                            (727/775-G) Oppenheimer Global Securities*                   ______ ______

                            PIMCO Variable Insurance Trust
                            (728/776-G) PIMCO VIT CommodityRealReturnStrategy*           ______ ______
                            (729/777-G) PIMCO VIT Real Return                            ______ ______
                            (730/778-G) PIMCO VIT Short-Term                             ______ ______
                            (731/779-G) PIMCO VIT Total Return                           ______ ______
                            (732/780-G) PIMCO VIT Global Bond                            ______ ______

                            Pioneer Variable Contracts Trust
                            (733/781-G) Pioneer Mid Cap Value VCT                        ______ ______

                            Putnam Variable Trust
                            (734/782-G) Putnam VT Diversified Income                     ______ ______
                            (735/783-G) Putnam VT Small Cap Value*                       ______ ______

                            SunAmerica Series Trust
                            (736/784-G) ST Aggressive Growth                             ______ ______
                            (737/785-G) ST Balanced                                      ______ ______

                            VALIC Company I
                            (738/786-G) International Equities*                          ______ ______
                            (739/787-G) Mid Cap Index                                    ______ ______
                            (740/788-G) Money Market I                                   ______ ______
                            (741/789-G) Nasdaq-100(R) Index                              ______ ______
                            (742/790-G) Science and Technology                           ______ ______
                            (743/791-G) Small Cap Index*                                 ______ ______
                            (744/792-G) Stock Index                                      ______ ______

                            Van Kampen Life Investment Trust
                            (745/793-G) Van Kampen LIT Growth and Income                 ______ ______

                            Vanguard Variable Insurance Fund
                            (746/794-G) Vanguard High Yield Bond                         ______ ______
                            (747/795-G) Vanguard REIT Index                              ______ ______
                            Other:_______________________                                ______ ______
                                                                                          100%   100%

                            * If you have the Guaranteed Minimum Withdrawal Benefit (GMWB) Rider this investment option is designated as a Restricted Fund.
------------------------------------------------------------------------------------------------------------------------------------

AGLC102769                         Page 2 of 5                           Rev0907

------------------------------------------------------------------------------------------------------------------------------------

[ ] MODE OF PREMIUM         4. Indicate frequency and premium amount desired: $_______ Annual $_______ Semi-Annual $______ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                                          $_________ Monthly (Bank Draft Only)

Use this section to            Indicate billing method desired: ______ Direct Bill ______ Pre-Authorized Bank Draft
change the billing                                                                        (attach a Bank Draft Authorization Form
frequency and/or method                                                                    and "Void" Check)
of premium payment. Note,
however, that AGL will         Start Date: ______/ ______/ ______
not bill you on a direct
monthly basis. Refer to
your policy and its
related prospectus for
further information
concerning minimum
premiums and billing
options.

------------------------------------------------------------------------------------------------------------------------------------

[ ] LOST POLICY             5. I/we hereby certify that the policy of insurance for the listed policy has been ________ LOST _______
    CERTIFICATE                DESTROYED ________ OTHER.

Complete this section if       Unless I/we have directed cancellation of the policy, I/we request that a:
applying for a
Certificate of Insurance                  ______ Certificate of Insurance at no charge
or duplicate policy to
replace a lost or                         ______ Full duplicate policy at a charge of $25
misplaced policy. If a
full duplicate policy is       be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
being requested, a check       policy to AGL for cancellation.
or money order for $25
payable to AGL must be
submitted with this
request.

------------------------------------------------------------------------------------------------------------------------------------

[ ] DOLLAR COST             6. Day of the month for transfers ________ (Chose a day of the month between 1-28)
    AVERAGING (DCA)            Frequency of transfers: _______ Monthly _______ Quarterly _______ Semi-Annually _______ Annually
    ($5,000 MINIMUM            DCA to be made from the following investment option: __________________________________________
    BEGINNING
    ACCUMULATION               Transfer: $__________________________ ($100 minimum, whole dollars only)
    VALUE)
                               (301) AGL Declared Fixed Interest Account              $ __________
An amount can be
systematically                 AIM Variable Insurance Funds
transferred from any one       (700) AIM V.I. International Growth*                   $ __________
investment option and          (701) AIM V.I. Global Real Estate*                     $ __________
directed to one or more
of the investment options      The Alger American Fund
below. The AGL Declared        (702) Alger American Leveraged AllCap                  $ __________
Fixed Interest Account is      (703) Alger American MidCap Growth                     $ __________
not available for DCA.
Please refer to the            American Century Variable Portfolios, Inc.
prospectus for more            (704) VP Value                                         $ __________
information on the DCA
option.                        Credit Suisse Trust
                               (705) Small Cap Core I*                                $ __________
NOTE: DCA is not
available if the               Dreyfus Variable Investment Fund
Automatic Rebalancing          (706) Dreyfus VIF International Value*                 $ __________
option or GMWB rider have
been chosen.                   Fidelity Variable Insurance Products
                               (707) VIP Asset Manager                                $ __________
                               (708) VIP Contrafund                                   $ __________
                               (709) VIP Equity-Income                                $ __________
                               (710) VIP Freedom 2020                                 $ __________
                               (711) VIP Freedom 2025                                 $ __________
                               (712) VIP Freedom 2030                                 $ __________
                               (713) VIP Growth                                       $ __________
                               (714) VIP Mid Cap                                      $ __________

                               Franklin Templeton Variable Insurance Products Trust
                               (715) VIP Franklin Small Cap Value Securities*         $ __________
                               (716) VIP Mutual Shares Securities                     $ __________

                               Janus Aspen Series
                               (717) Forty                                            $ __________
                               (718) International Growth*                            $ __________
                               (719) Mid Cap Growth                                   $ __________

                               JP Morgan Asset Management
                               (720) JP Morgan Insurance Trust Government Bond        $ __________
                               (721) JP Morgan Series Trust II International Equity*  $ __________

                               MFS Variable Insurance Trust
                               (722) MFS VIT New Discovery                            $ __________
                               (723) MFS VIT Research                                 $ __________

                               Neuberger Berman Advisers Management Trust
                               (724) AMT Socially Responsive                          $ __________
                               (725) AMT Mid-Cap Growth                               $ __________

                               Oppenheimer Variable Account Funds
                               (726) Oppenheimer Balanced
                               (727) Oppenheimer Global Securities*                   $ __________

                               PIMCO Variable Insurance Trust
                               (728) PIMCO VIT CommodityRealReturnStrategy*           $ __________
                               (729) PIMCO VIT Real Return                            $ __________
                               (730) PIMCO VIT Short-Term                             $ __________
                               (731) PIMCO VIT Total Return                           $ __________
                               (732) PIMCO VIT Global Bond                            $ __________

                               Pioneer Variable Contracts Trust
                               (733) Pioneer Mid Cap Value VCT                        $ __________

                               Putnam Variable Trust
                               (734) Putnam VT Diversified Income                     $ __________
                               (735) Putnam VT Small Cap Value*                       $ __________

                               SunAmerica Series Trust
                               (736) ST Aggressive Growth                             $ __________
                               (737) ST Balanced                                      $ __________

                               VALIC Company I
                               (738) International Equities*                          $ __________
                               (739) Mid Cap Index                                    $ __________
                               (740) Money Market I                                   $ __________
                               (741) Nasdaq-100(R) Index                              $ __________
                               (742) Science and Technology                           $ __________
                               (743) Small Cap Index*                                 $ __________
                               (744) Stock Index                                      $ __________

                               Van Kampen Life Investment Trust
                               (745) Van Kampen LIT Growth and Income                 $ __________

                               Vanguard Variable Insurance Fund
                               (746) Vanguard High Yield Bond                         $ __________
                               (747) Vanguard REIT Index                              $ __________
                               Other:___________________________                      $ __________

                               _________ INITIAL HERE TO REVOKE DCA ELECTION.

------------------------------------------------------------------------------------------------------------------------------------

AGLC102769                         Page 3 of 5                           Rev0907

------------------------------------------------------------------------------------------------------------------------------------

[ ] AUTOMATIC REBALANCING   7. Indicate frequency: _____ Quarterly _____ Semi-Annually _____ Annually

($5,000 minimum                                   (Division Name or Number)                            (Division Name or Number)
accumulation value) Use         __________%: __________________________________      __________%: __________________________________
this section to apply for
or make changes to              __________%: __________________________________      __________%: __________________________________
Automatic Rebalancing of
the variable divisions.         __________%: __________________________________      __________%: __________________________________
Please refer to the
prospectus for more             __________%: __________________________________      __________%: __________________________________
information on the
Automatic Rebalancing           __________%: __________________________________      __________%: __________________________________
Option.
                                __________%: __________________________________      __________%: __________________________________
Note: Automatic
Rebalancing is not              __________%: __________________________________      __________%: __________________________________
available if the Dollar
Cost Averaging option has       __________%: __________________________________      __________%: __________________________________
been chosen. Automatic
Rebalancing is required if      __________%: __________________________________      __________%: __________________________________
the GMWB Rider has been
chosen.                         __________%: __________________________________      __________%: __________________________________

                                __________%: __________________________________      __________%: __________________________________

                                __________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

------------------------------------------------------------------------------------------------------------------------------------

[ ] AUTHORIZATION FOR       8. I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service
    TRANSACTIONS               instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed
                               Interest Account and to change allocations for future premium payments and monthly deductions.
Complete this section if
you are applying for or        Initial the designation you prefer:
revoking current
telephone or e-service         ______ Policy Owner(s) only - If Joint Owners, either one acting independently.
privileges.
                               ______ Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                               AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                                  ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.

                                  ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

------------------------------------------------------------------------------------------------------------------------------------

[ ] CORRECT AGE             9. Name of Insured for whom this correction is submitted: ______________________________

Use this section to            Correct DOB: ______/ _____/ ______
correct the age of any
person covered under this
policy. Proof of the
correct date of birth
must accompany this
request.

------------------------------------------------------------------------------------------------------------------------------------

[ ] TRANSFER OF             10.                                    (Division Name or Number)        (Division Name or Number)
    ACCUMULATED VALUES
                                Transfer $ _______ or _________% from _____________________________ to ____________________________.
Use this section if you
want to move money              Transfer $ _______ or _________% from _____________________________ to ____________________________.
between divisions. The
minimum amount for              Transfer $ _______ or _________% from _____________________________ to ____________________________.
transfers is $500.00.
Withdrawals from the AGL        Transfer $ _______ or _________% from _____________________________ to ____________________________.
Declared Fixed Interest
Account to a Variable           Transfer $ _______ or _________% from _____________________________ to ____________________________.
Division may only be made
within the 60 days after        Transfer $ _______ or _________% from _____________________________ to ____________________________.
a contract anniversary.
See transfer limitations        Transfer $ _______ or _________% from _____________________________ to ____________________________.
outlined in prospectus.
If a transfer causes the        Transfer $ _______ or _________% from _____________________________ to ____________________________.
balance in any division
to drop below $500, AGL         Transfer $ _______ or _________% from _____________________________ to ____________________________.
reserves the right to
transfer the remaining          Transfer $ _______ or _________% from _____________________________ to ____________________________.
balance. Amounts to be
transferred should be
indicated in dollar or
percentage amounts,
maintaining consistency
throughout.

------------------------------------------------------------------------------------------------------------------------------------

AGLC102769                         Page 4 of 5                           Rev0907

------------------------------------------------------------------------------------------------------------------------------------

[ ] REQUEST FOR             11. ________ I request a partial surrender of $ ____________ or ______% of the net cash surrender value.
    PARTIAL SURRENDER/
    POLICY LOAN                 ________ I request a loan in the amount of $_______________.

Use this section to apply       ________ I request the maximum loan amount available from my policy.
for a partial surrender
from or policy loan             Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
against policy values.          percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed
For detailed information        Interest Account and Variable Divisions in use.
concerning these two
options please refer to         ____________________________________________________________________________________________________
your policy and its
related prospectus. If          ____________________________________________________________________________________________________
applying for a partial
surrender, be sure to           ____________________________________________________________________________________________________
complete the Notice of
Withholding section of
this Service Request in
addition to this section.

------------------------------------------------------------------------------------------------------------------------------------

[ ] NOTICE OF               12. The taxable portion of the distribution you receive from your variable universal life insurance
    WITHHOLDING                 policy is subject to federal income tax withholding unless you elect not to have withholding apply.
                                Withholding of state income tax may also be required by your state of residence. You may elect not
Complete this section if        to have withholding apply by checking the appropriate box below. If you elect not to have
you have applied for a          withholding apply to your distribution or if you do not have enough income tax withheld, you may be
partial surrender in            responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if
Section 11.                     your withholding and estimated tax are not sufficient.

                                Check one:        I do want income tax withheld from this distribution.
                                           ------
                                                  I do not want income tax withheld from this distribution.
                                           ------

                                If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

------------------------------------------------------------------------------------------------------------------------------------
                                ___________________________________________________________________________________________________
[ ] AFFIRMATION/
    SIGNATURE               13. CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my correct taxpayer identification number and; (2) that I am not subject to backup withholding under
Complete this section for       Section 3406(a)(1)(C) of the Internal Revenue Code.
ALL requests.                   The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
                                ___________________________________________________________________________________________________


                                Dated at _____________________________ this _________ day of ______________________, _____________.
                                         (City, State)


                                X                                                   X
                                -------------------------------------------------   ------------------------------------------------
                                 SIGNATURE OF OWNER                                  SIGNATURE OF WITNESS


                                X                                                   X
                                -------------------------------------------------   ------------------------------------------------
                                 SIGNATURE OF JOINT OWNER                            SIGNATURE OF WITNESS


                                X                                                   X
                                -------------------------------------------------   ------------------------------------------------
                                 SIGNATURE OF ASSIGNEE                               SIGNATURE OF WITNESS

------------------------------------------------------------------------------------------------------------------------------------

AGLC102769                         Page 5 of 5                           Rev0907